SPECIAL MEETING OF THE BOARD OF DIRECTORS

EAT AT JOE’S, LTD.

UNANIMOUS WRITTEN CONSENT

OF THE BOARD OF DIRECTORS OF

EAT AT JOE’S, LTD. A Delaware Corporation

The undersigned, being all of the Directors of Eat at Joe’s, Ltd., a Delaware Corporation (the “Company”), hereby adopt the following recitals and resolutions by their unanimous written consent thereto, effective as of August 25, 2014, hereby waiving all notice of, and the holding of, a meeting of the directors to act upon such matters and resolutions, pursuant to Sections 3.10 and 3.16 of the Company’s By-Laws.

RECITALS

WHEREAS, pursuant to § 9.7 of the Company’s By Laws: “These By Laws may be altered, amended or repealed either by unanimous written consent of the Board of Directors, in the manner stated in Article 3.16 herein, or at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present at such meeting, provided notice of the proposed alteration, amendment or repeal be contained in the notice of such hearing.

WHEREAS, the Board of Directors of the Company deems it necessary and appropriate to amend the Company’s By Laws as follows:

Section 2.11 of the Company’s By Laws currently allows for the shareholders to take any action, otherwise proper at a meeting of the shareholders, by way of a unanimous written consent, provided that all of the shareholders eligible to vote execute the unanimous written consent. The current Section 2.11 provides:

2.11 WAIVER BY UNANIMOUS WRITTEN CONSENT IN WRITING. Any action required by the General Corporation Law of Delaware Act to be taken at a meeting of the Shareholders, or any action that may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Shareholders entitled to vote with respect to the subject matter thereof, and then delivered to the Secretary of the Corporation for inclusion in the Minute Book of the Corporation. Such consent shall have the same force and effect as any vote of the Shareholders, and may be stated as such in any articles or documents filed with the Secretary of State.

The Board of Directors have met and considered Section 2.11, and determined that it is reasonable, and an exercise of prudent business judgment, to amend Section 2.11 to provide that instead of requiring that all eligible voting shareholders execute the unanimous written consent, that only a majority of those shareholders eligible to vote on any question properly before the shareholders, need to act by written consent in order to affect any shareholder action.

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Thus, IT IS HEREBY RESOLVED that Section 2.11 is amended as follows:

2.11 SHAREHOLDER ACTION BY MAJORITY WRITTEN CONSENT IN WRITING IN LIEU OF MEETING. Any action required by the General Corporation Law of Delaware Act to be taken at a meeting of the Shareholders, or any action that may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by a majority of the Shareholders entitled to vote with respect to the subject matter thereof, and then delivered to the Secretary of the Corporation for inclusion in the Minute Book of the Corporation. Such consent shall have the same force and effect as any vote of the Shareholders, and may be stated as such in any articles or documents filed with the Secretary of State.

RESOLVED FURTHER, that the appropriate Officers of the Company be, and they hereby are, authorized and empowered to execute such documents, take such steps and perform such acts as, in their judgment, may be necessary or convenient in carrying out the foregoing resolutions consistent with the Company’s By Laws, including placing this Unanimous Written Consent in the appropriate Books and Records of the Company, and that any such documents executed or acts taken by them shall be conclusive evidence of authority in so doing.

IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent as of date first written above.

ALL THE DIRECTORS OF EAT AT JOE’S, LTD.:

/s/ Joseph Fiore

JOSEPH FIORE, DIRECTOR

/s/ James Mylock

JAMES MYLOCK, Jr., DIRECTOR

/s/ Tim Matula

TIM MATULA, DIRECTOR

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